UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2007

BROOKE CREDIT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51423	20-2679740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 661-0123

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) Brooke Credit Corporation and two of its affiliates entered into Amendment No. 1 to the Amended and Restated Credit and Security Agreement dated August 29, 2006 (the “Amendment”) among Brooke Credit Funding, LLC, as Borrower, Brooke Credit Corporation, as Seller and Subservicer, Brooke Corporation, as Master Agent Servicer and Performance Guarantor, Autobahn Funding Company LLC, as the Lender, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, as the Agent. The primary purpose of the Amendment is to increase the lending facility from $80 million to $150 million. In addition to the increase in the lending facility, Brooke Credit Corporation also received pricing reductions of approximately 30 basis points on the first $80 million advanced on the facility and 50 basis points on the remaining $70 million advanced.

Brooke Credit Corporation announced the entry into this Amendment in a press release dated August 30, 2007. A copy of the Amendment is furnished as Exhibit 10.1 to this current report on Form 8-K and a copy of the press release dated August 30, 2007 is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01, including the exhibits furnished herewith, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On August 31, 2007, Brooke Credit Corporation issued a press release announcing selected July 2007 results. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K.

This press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that the Company will achieve its short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the Company’s products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, its ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by the Company with the Securities and Exchange Commission. A more complete description of the Company’s business is provided in the Company’s reports and registration statements, which are available from the Company without charge or at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Amendment No. 1 to Amended and Restated Credit and Security Agreement dated September 1, 2007.

Exhibit 99.1	Press Release dated August 30, 2007 announcing Amendment to Amended and Restated Credit and Security Agreement.

Exhibit 99.2	Press Release dated August 31, 2007 announcing selected results of Brooke Credit Corporation for July 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2007

BROOKE CREDIT CORPORATION

/s/ MICHAEL LOWRY
Michael Lowry
President and Chief Executive Officer

Exhibits

10.1	Amendment No. 1 to Amended and Restated Credit and Security Agreement dated September 1, 2007.

99.1	Press Release dated August 30, 2007 announcing Amendment to Amended and Restated Credit and Security Agreement.

99.2	Press Release dated August 31, 2007 announcing selected results of Brooke Credit Corporation for July 2007.